EXHIBIT 25.1




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------
                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                -------------------------------------------------

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)
               --------------------------------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)
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
NEW YORK                                                             13-5160382
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

ONE WALL STREET                                                           10286
NEW YORK, NEW YORK                                                    (Zip Code)
(Address of principal executive offices)
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                                Michael Shepherd
                                 General Counsel
                                 One Wall Street
                                   15th Floor
                            New York, New York 10286
                                Tel: 212 635-6748
            (Name, address and telephone number of agent for service)
                 ----------------------------------------------
                      GRACECHURCH CARD FUNDING (NO. 9) PLC
               (Exact name of obligor as specified in its charter)
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ENGLAND AND WALES                                                          NONE
(State or other jurisdiction of incorporation or                (I.R.S. employer
organization)                                                identification No.)

1 CHURCHILL PLACE                                                            N/A
LONDON E14 5HP                                                        (Zip Code)
UNITED KINGDOM
(Address of principal executive offices)
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                    -----------------------------------------
                    $1,125,000,000 Class A Asset-Backed Notes
                     $62,500,000 Class B Asset-Backed Notes
                     $62,500,000 Class C Asset-Backed Notes
                       (Title of the indenture securities)
                    -----------------------------------------

                             BARCLAYCARD FUNDING PLC
               (Exact name of obligor as specified in its charter)
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ENGLAND AND WALES                                                           NONE
(State or other jurisdiction of incorporation or                (I.R.S. employer
organization)                                                identification No.)

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



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1 CHURCHILL PLACE                                                            N/A
LONDON E14 5HP                                                        (Zip Code)
UNITED KINGDOM
(Address of principal executive offices)
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                    -----------------------------------------
      (POUND)681,500,000* Series 05-2 Medium Term Note Certificate Due 2008
                       (Title of the indenture securities)
                    -----------------------------------------
* This amount is the sterling equivalent of $1,250,000,000 converted using the exchange rate referred to under the "U.S. Dollar Presentation" section of the Prospectus. The actual sterling principal amount of the series 05-1 medium term note certificate will be the sterling equivalent of $1,250,000,000 using the fixed exchange rate in the swap agreements.

                    -----------------------------------------

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


                                     GENERAL

ITEM 1.  GENERAL INFORMATION.

Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

     Superintendent of Banks of the State of New York, 2 Rector Street, New York, New York 10006 and Albany, New York, 12203.

     Board of Governors of the Federal Reserve System, Washington, D.C., 20551.

     Federal Reserve Bank of New York, District No. 2, 33 Liberty Plaza, New York, New York, 10045.

     Federal Deposit Insurance Corporation, Washington, D.C., 20429.

(b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.


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


ITEM 16.  LIST OF EXHIBITS

Exhibits identified in parentheses below, on file with the Commission, are incorporated by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

1. A copy of the Organization Certificate of the Trustee (The Bank of New York, formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No.
        33-29637.)

2. None; Certificate of Authority being contained in the documents identified above as Exhibit 1.

3. None; authorization to exercise corporate trust powers being contained in the documents identified above as Exhibit 1.

4. A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

5.      Not applicable.

6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 34-44051.)

7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

8.      Not applicable.

9.      Not applicable.


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


                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized in the City of London in the United Kingdom, on the 5th day of September, 2005.



                                        THE BANK OF NEW YORK



                                        By:   /s/ Dario Parente
                                           ------------------------------
                                             Name:  Dario Parente
                                             Title:  Assistant Vice President




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


                              EXHIBIT 7 TO FORM T-1

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March 31, 2005, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


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                                                                                              Dollar Amounts
                                                                                                In Thousands
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..............................               $2,292,000
   Interest-bearing balances.......................................................                7,233,000
Securities:
   Held-to-maturity securities.....................................................                1,831,000
   Available-for-sale securities...................................................               21,039,000
Federal funds sold and securities purchased under agreements to resell:
   Federal funds sold in domestic offices..........................................                1,965,000
   Securities purchased under agreements to resell.................................                  379,000
Loans and lease financing receivables:
   Loans and leases held for sale..................................................                   35,000
   Loans and leases, net of unearned income........................................               31,461,000
   LESS: Allowance for loan and lease losses.......................................                  579,000
   Loans and leases, net of unearned income and allowance..........................               30,882,000
Trading Assets.....................................................................                4,656,000
Premises and fixed assets (including capitalized leases)...........................                  832,000
Other real estate owned............................................................                        0
Investments in unconsolidated subsidiaries and associated companies................                  269,000
Customers' liability to this bank on acceptances outstanding.......................                   54,000
Intangible assets:
   Goodwill........................................................................                2,042,000
   Other intangible assets.........................................................                  740,000
Other assets.......................................................................                5,867,000
                                                                                                 -----------
Total assets.......................................................................              $80,116,000
                                                                                                 ===========
LIABILITIES
Deposits:
   In domestic offices.............................................................              $34,241,000
   Noninterest-bearing.............................................................               15,330,000
   Interest-bearing................................................................               18,911,000
   In foreign offices, Edge and Agreement subsidiaries, and IBFs...................               25,464,000
   Noninterest-bearing.............................................................                  548,000
   Interest-bearing................................................................               24,916,000
Federal funds purchased and securities sold under agreements to repurchase:
   Federal funds purchased in domestic offices.....................................                  735,000
   Securities sold under agreements to repurchase..................................                  121,000
Trading liabilities................................................................                2,780,000
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Other borrowed money:
   (includes mortgage indebtedness and obligations under capitalized leases).......                1,560,000
Not applicable
Bank's liability on acceptances executed and outstanding...........................                   55,000
Subordinated notes and debentures..................................................                1,440,000
Other liabilities..................................................................                5,803,000
                                                                                                 -----------
Total liabilities..................................................................              $72,199,000
                                                                                                 ===========
Minority interest in consolidated subsidiaries.....................................                  140,499


EQUITY CAPITAL
Perpetual preferred stock and related surplus......................................                        0
Common stock.......................................................................                1,135,000
Surplus (exclude all surplus related to preferred stock)...........................                2,088,000
Retained earnings..................................................................                4,643,000
Accumulated other comprehensive income.............................................                  -90,000
Other equity capital components....................................................                        0
Total equity capital...............................................................                7,776,000
                                                                                                 -----------
Total liabilities, minority interest, and equity capital...........................               80,116,000
                                                                                                 ===========
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I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller



We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi     )
Gerald L. Hassell   )                         Directors
Alan R. Griffith    )


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